                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                     76-0424520
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

                                EXPLANATORY NOTE

     The undersigned registrant hereby amends the following item of its Current Report on Form 8-K dated December 17, 2002 to include all of Exhibits
2.1 and 2.2, portions of which were inadvertently left out due to problems with Edgarization processing.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         2.1      Third Amended Joint Chapter 11 Plan of the Debtors

         2.2 Third Amended Disclosure Statement Under 11 U.S.C.Section 1125 In Support of the Joint Chapter 11 Plan of the Debtors

         99.1     EOTT Energy Partners, L.P. press release dated December 12,
                  2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EOTT ENERGY PARTNERS, L.P.
                                     (A Delaware limited partnership)
                                     (REGISTRANT)

Date: December 17, 2002              By: EOTT ENERGY CORP., as General Partner

                                     By:    /s/ Lori Maddox
                                            -----------------------------------
                                     Name:  Lori Maddox
                                     Title: Vice President and Controller
                                            (Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.       Exhibit Description
-----------       -------------------

2.1               Third Amended Joint Chapter 11 Plan of the Debtors

2.2               Third Amended Disclosure Statement Under 11 U.S.C.Section 1125
                  In Support of the Joint Chapter 11 Plan of the Debtors

99.1              EOTT Energy Partners, L.P. press release dated December 12,
                  2002